UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

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REVOLUTION LIGHTING TECHNOLOGIES, INC.

177 BROAD STREET

STAMFORD, CONNECTICUT 06901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Tuesday, May 1, 2018, at 12:00 noon, U.S. Eastern Daylight Time

Place	Corporate Headquarters
177 Broad Street
Stamford, CT 06901

Items of Business	(1) Election of five directors to serve until the 2019 annual meeting of stockholders or until their successors are elected and qualified
(2) Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018
(3) Amendment No. 5 to the Company’s 2013 Stock Incentive Plan to increase the number of authorized shares under the Plan by 1,000,000 shares
(4) Such other business that may properly come before the Annual Meeting

Record Date	March 6, 2018, at 5:00 p.m., U.S. Eastern Standard Time

Proxy	Whether or not you can attend the meeting, please read the attached Proxy Statement. When you have done so, please mark your vote on the proxy card, sign and date the proxy card, and return it to us. Alternatively, you may cast your vote by telephone, or through the Internet. Instructions for voting by telephone or through the Internet are included with your proxy. Your vote is important. Please act promptly by voting your shares by telephone, via the Internet, or by signing, dating and returning the proxy card.

Additional Information	A list of stockholders on the record date will be available for inspection at the Company’s corporate headquarters, 177 Broad Street, Stamford, Connecticut 06901during normal business hours for the ten-day period prior to the Annual Meeting.

Robert V. LaPenta
March 22, 2018	Chairman of the Board, Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 1, 2018

This Notice of Annual Meeting, Proxy Statement and 2017 Annual Report on Form 10-K are available at

https://materials.proxyvote.com/76155G.

Except as stated otherwise, information on our website is not part of this Proxy Statement.

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PROXY SUMMARY

We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please review the complete Proxy Statement before you vote.

Meeting Agenda Items

Proposal 1—Election of Directors

Stockholders are being asked to elect five directors. Each of our current directors is standing for reelection to hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified.

PROPOSAL 1 RECOMMENDATION: Our Board recommends a vote FOR the election of the director nominees.

See “Proposal 1—Election of Directors” for more information.

Proposal 2—Ratification of Independent Registered Public Accounting Firm

Stockholders are being asked to ratify the selection of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

PROPOSAL 2 RECOMMENDATION: Our Board recommends a vote FOR this proposal.

See “Proposal 2—Ratification of Independent Registered Public Accounting Firm” for more information.

Proposal 3— Amendment No. 5 to the Company’s 2013 Stock Incentive Plan to Increase the Number of Authorized Shares under the Plan

Stockholders are being asked to approve Amendment No. 5 to our 2013 Stock Incentive Plan to increase the number of authorized shares under the Plan by 1,000,000 shares.

PROPOSAL 3 RECOMMENDATION: Our Board recommends a vote FOR this proposal.

See “Proposal 3—Amendment No. 5 to the Company’s 2013 Stock Incentive Plan to Increase the Number of Authorized Shares under the Plan” for more information.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

177 Broad Street

Stamford, CT 06901

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY  1, 2018

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Revolution Lighting Technologies, Inc. (the “Board of Directors” or the “Board”) for use at our 2018 Annual Meeting of Stockholders. In this Proxy Statement, reference to “Revolution Lighting,” the “Company,” “we,” “us,” or “our” and similar expressions refer to Revolution Lighting Technologies, Inc. and “Annual Meeting” refers to the 2018 Annual Meeting of Stockholders of Revolution Lighting Technologies, Inc., including any adjournments or postponements thereof. On or about March 22, 2018, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and how to vote.

2018 Annual Meeting Date and Location

Revolution Lighting’s Annual Meeting will be held at our headquarters at 177 Broad Street, Stamford, Connecticut, on Tuesday, May 1, 2018 at 12:00 noon, U.S. Eastern Daylight Time. For directions to the Annual Meeting, contact us at (203) 504-1111.

Who is Soliciting My Proxy?

The Board of Directors of Revolution Lighting is sending you this Proxy Statement in connection with its solicitation of proxies for use at the Annual Meeting. Certain directors, officers and employees of Revolution Lighting may (without compensation) solicit proxies on the Board’s behalf by mail, phone, fax, internet or in person. Revolution Lighting will pay for the solicitation of proxies, plus out-of-pocket expenses. Revolution Lighting will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward its proxy materials to the beneficial owners of Revolution Lighting common stock.

Who can Vote?

Only holders of shares of our common stock, $0.001 par value per share (the “common stock”), as of 5:00 p.m., U.S. Eastern Standard Time on March 6, 2018 (the “Record Date”) will be entitled to attend and to vote at the Annual Meeting. As of the Record Date, there were 22,358,383 shares of common stock outstanding. Each share of common stock is entitled to one vote.

What am I Voting On?

Proposal 1 – The election of five directors to serve until the 2019 annual meeting of stockholders or until their successors are elected and qualified to the Board of Directors;

Proposal 2 – The ratification of RSM as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018 (“Auditor Appointment”); and

Proposal 3— Amendment No. 5 to the Company’s 2013 Stock Incentive Plan to Increase the Number of Authorized Shares under the Plan (“Plan Amendment”).

What are the Board’s recommendations?

The Board recommends that you vote your shares as follows:

“FOR” Proposal 1 – The election of the five director nominees recommended by the Board in this Proxy Statement;

“FOR” Proposal 2 – The Auditor Appointment; and

“FOR” Proposal 3— The Plan Amendment.

How can I Review a List of Stockholders?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and, for 10 days prior to the Annual Meeting, at the Office of the Secretary of the Company.

Quorum and Voting Requirements

As provided in our By-Laws, in order to conduct the Annual Meeting, holders of a majority of our shares of common stock must be present in person or represented by proxy so that there is a quorum. Abstentions and broker non-votes are considered as “shares present” for purposes of a quorum.

In the election of directors, the nominees who receive a plurality of the votes cast at the Annual Meeting will be elected. With respect to Proposals 2 (Auditor Appointment), and 3 (Plan Amendment) ratification or approval requires a majority of the total votes cast at the Annual Meeting by holders of shares present in person or represented by proxy and entitled to vote on the matter.

Broker Non-Votes and Abstentions

If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, then the broker will be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated a “broker non-vote”). An abstention is a decision by a stockholder to take a neutral position on a proposal being submitted to stockholders at a meeting.

If you do not give instructions to the broker, then the broker will not be entitled to vote the shares with respect to the election of directors or the Plan Amendment. Brokers will be able to vote on the Auditor Appointment in the absence of your instructions as this matter is considered a “discretionary” item.

Because directors will be elected by a plurality of the votes cast (i.e., the five director nominees receiving the greatest number of votes will be elected) at the Annual Meeting, an abstention would have no effect on the vote concerning the election of directors and thus is not being offered as a voting option in the election of directors under Proposal 1. Under Delaware law, broker non-votes are not considered to be entitled to vote on the matter and, thus, will not have an impact on the outcome of any proposal. Although abstentions are considered present and entitled to vote on a matter, abstentions are not considered to be votes cast under Delaware law, and thus will have no impact on the outcome of Proposals 2 and 3, each of which requires the favorable vote of a majority of the votes cast at the Annual Meeting.

Record and Beneficial Holders

If your shares are registered directly in your name with our transfer agent you are considered, with respect to those shares, the registered stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the Annual Meeting. We have enclosed a Proxy Card for you to use.

Most stockholders hold their shares through a broker or other nominee rather than directly in their own name. If your shares are held by a broker or by another nominee, you are considered the beneficial owner of these shares even though they are held in “street-name,” and these proxy materials should be forwarded to you by the broker, trustee or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you are invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Voting Procedures

Registered Stockholders: Registered stockholders may vote their shares or submit a proxy to have their shares voted by one of the following methods:

In Person. You may vote in person at the Annual Meeting by completing a ballot; however, attending the meeting without completing a ballot will not count as a vote.

By Internet. You may vote online at www.proxyvote.com. Please follow the instructions to obtain your records and create an electronic voting instruction form. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., U.S. Eastern Daylight Time, on April 30, 2018.

By Telephone. You may submit a proxy by telephone (from U.S. and Canada only) using the toll-free number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., U.S. Eastern Daylight Time, on April 30, 2018.

By Mail. You may indicate your vote by completing, signing and dating your proxy card and returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. All mailed votes must be received prior to 11:59 p.m., U.S. Eastern Daylight Time, on April 30, 2018.

“Street-name” Stockholders: Stockholders whose shares are held in “street-name” by a broker or other nominee may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

By Methods Listed on Voting Instruction Form. Please refer to your voting instruction form or other information forwarded by your bank, broker or other holder of record to determine whether you may submit a proxy electronically on the Internet or by telephone, following the instructions on the voting instruction form or other information provided by the record holder.

In Person with a Proxy from the Record Holder. A street-name stockholder who wishes to vote in person at the meeting will need to obtain a legal proxy from their bank, broker or other nominee. Please consult the voting instruction form or other information sent to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Revocation of Proxies

Holders of shares of common stock can revoke their proxy at any time before it is voted at the Annual Meeting by:

•	Submitting another timely, later-dated proxy;

•	Delivering timely written notice of revocation to our Secretary; or

•	Attending the Annual Meeting and voting in person.

If your shares are held beneficially in street-name, you may revoke your proxy by following the instructions provided by your broker, trustee, nominee or depositary, as applicable.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of such materials may have been sent to multiple stockholders in your household. A separate copy of any such document can be obtained if you call the following telephone number: 1-866-540-7095 or you can request a copy of any such document by visiting the 2018 Annual Meeting page of our Internet website at https://materials.proxyvote.com/76155G (for registered stockholders and beneficial stockholders). If you want to receive separate copies of the annual report, proxy statement or notice of internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at Revolution Lighting Technologies, Inc., 177 Broad Street, Stamford, CT 06901, Attention: Corporate Secretary, (203) 504-1111.

Interests of Certain Persons to be Acted Upon

No director or executive officer, other than in his role as nominee, director or executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect by security holdings or otherwise, in the matters described herein which, to the extent such director, executive officer or associate of such director or executive officer is a stockholder of the Company, is not shared by all other stockholders pro-rata and in accordance with their respective stock ownership interests.

Annual Meeting Admission

Attendance at the Annual Meeting is limited to stockholders (or their proxies). Admission to the Annual Meeting is on a first-come, first-served basis. Registration begins at 11:00 am., U.S. Eastern Daylight Time, on May 1, 2018, and you will be asked to present a valid picture identification and proof of Revolution Lighting share ownership as of the Record Date. If you hold Revolution Lighting shares in a brokerage account, you must bring a copy of a brokerage account statement reflecting your share ownership as of the Record Date. If you plan to attend as the proxy, the stockholder must provide valid proof of your appointment no later than 11:59 p.m., U.S. Eastern Daylight Time, on April 30, 2018 to our Company’s address set forth on of the Notice of Annual Meeting of Stockholders. The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the Annual Meeting or any other related areas. We realize that many cellular phones have built-in digital cameras, and while these phones may be brought into the meeting room, they may not be used at any time.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees for election this year are Robert V. LaPenta, James A. DePalma, William D. Ingram, Dennis McCarthy and Stephen G. Virtue. Each of the nominees is to be elected by a plurality of votes at the Annual Meeting to hold office until their successors are duly named and qualified at the next Annual Meeting. The accompanying proxy will be voted in favor of the nominees named below to serve as directors unless the shareholder indicates to the contrary on the proxy. All the nominees are current directors.

We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve at the time the election occurs, proxies may be voted for the election of a substitute nominee.

Our Board recommends a vote “FOR” each of the following nominees:

Name, age and present position, if any, with the Company	Period served as director, other business experience
Robert V. LaPenta, 72 Chairman, CEO and President

Mr. LaPenta has served as a member of our Board of Directors and as Chairman since September 2012, as our Chief Executive Officer since January 2013 and as our President since July 2015. Mr. LaPenta is also a founder of Aston Capital, LLC (“Aston”), a private investment company specializing in investments in secure military communication companies and companies with green technologies. Mr. LaPenta also served as a member of the Board of Directors of Leap Wireless International, Inc. (“Leap Wireless”) from March 2005 until its acquisition by AT&T Corporation in March 2014. From August 2006 to August 2011, Mr. LaPenta served as Chairman, President and Chief Executive Officer of L-1 Identity Solutions, Inc. (“L-1”), a provider of technology solutions for protecting and securing personal identities and assets. From April 1997 to April 2005, Mr. LaPenta served as President and Chief Financial Officer and a director of L-3 Communications (now L-3 Technologies), a company he co-founded in April 1997. Mr. LaPenta received a B.B.A. in accounting from Iona College in New York, and in 2000 he also received an honorary degree from Iona.

Mr. LaPenta was elected to our Board based on his extensive experience managing and developing growth companies as a result of his executive roles at Lockheed Martin Corporation, L-3 Communications Holding and L-1 Identity Solutions, Inc., as well as extensive experience in investment companies. Mr. LaPenta also holds a substantial personal investment in our common stock through RVL and Aston, of which he is a member.

James A. DePalma, 66 Chief Financial Officer

Mr. DePalma has served as a member of our Board of Directors since September 2012 and as Chief Financial Officer since July 2015. Mr. DePalma has been the Vice Chairman and Senior Managing Partner of Aston since August 2011. Prior to joining Aston, Mr. DePalma was the Executive Vice President, Chief Financial Officer and Treasurer of L-1. Prior to L-1, Mr. DePalma was a founding partner of L-1 Investment Partners. Prior to the formation of L-1 Investment Partners, Mr. DePalma served as a consultant to L-3 Communications Holdings, Inc. and was Chief Executive Officer of Core Software Technology, a leading software provider to the intelligence community and an equity investment of L-3 Communications Holdings, Inc.

Mr. DePalma has also held high level executive positions with Westinghouse Electric Corporation, CBS Corporation and Viacom International, including Corporate Vice President of Finance at Westinghouse Electric where he managed Mergers and Acquisitions and implemented the restructuring, reorganizing and integration of a variety of businesses. Prior to joining CBS, Mr. DePalma was a Senior Partner at PricewaterhouseCoopers specializing in Defense and Communications and mergers and acquisitions.

Mr. DePalma was elected to our Board based on his four decades of operational and finance experience in the defense and technology industries. Mr. DePalma also holds a substantial personal investment in our common stock through RVL and Aston, of which he is a member. In addition to our Board, Mr. DePalma also served on a number of public and private boards.

William D. Ingram, 61	Mr. Ingram has served as a member of our Board of Directors since September 2012. Since December 2015, Mr. Ingram has served as the Chief Financial Officer of Avalara, Inc., a cloud-based SaaS company providing compliance solutions to customers worldwide. From April 2015 to December 2015, he served as the interim CFO for Khan Academy, a non-profit educational organization created in 2006 by educator Salman Khan with the aim of providing a free, world-class education for anyone, anywhere. He served as Executive Vice President of Leap Wireless from February 2012 through its acquisition by AT&T in March 2014, overseeing Leap Wireless’ spectrum, acquisitions, investments and strategic activities. Mr. Ingram continued to work for AT&T in an interim role assisting with the integration of Leap by AT&T until January 2015. Prior to joining Leap Wireless in 2007, Mr. Ingram served as Vice President and General Manager of AudioCodes, Inc., a telecommunications equipment company, from July 2006 to March 2007. Mr. Ingram served as the President and Chief Executive Officer of Nuera Communications, Inc., a provider of VoIP infrastructure solutions, from September 1996 until it was acquired by AudioCodes, Inc. in July 2006. Mr. Ingram holds a B.A. in economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Ingram was elected to the Board based on his significant leadership experience from his professional experience and services as an executive and board member to other technology companies.

Dennis McCarthy, 71	Mr. McCarthy has served as a member of our Board of Directors since September 2012. Mr. McCarthy has been the Financial Director for The Bloomingdale Family Program since 2008 and has served on its board of directors since January 2012. Prior to joining Bloomingdales, Mr. McCarthy spent nearly four decades at PricewaterhouseCoopers from 1968 through 2008, where he led the firm’s Global Telecommunications tax practice from 1997 to 2005 in addition to client responsibilities. He has also served as the Chairman of the Parent’s Committee at Barnard College from 2004 to 2008 and on the Audit Committee of the Winged Foot Golf Club from 2009 to 2012. Mr. McCarthy holds a B.S. in accounting from Clarkson University and is a CPA. Mr. McCarthy was elected to our Board based on his significant financial and accounting expertise.

Stephen G. Virtue, 49	Mr. Virtue has served as a member of our Board of Directors since September 2012. Mr. Virtue is the founder of Kato Consultants, Inc. Kato Consultants, Inc. was founded in July 2012. Mr. Virtue was the Managing Director of Institutional Equity Capital Markets at Miller Tabak & Co., LLC from October 2002 to January 2015. Prior to joining Miller Tabak, Mr. Virtue served as the Director of Institutional Equity Capital Markets at Dain Rousher/Royal Bank of Canada where he covered various hedge funds from April 2000 to October 2002. From March 1998 to April 2000, Mr. Virtue worked at Paine Webber as Vice President of Institutional Equity Capital Markets. Prior to joining Paine Webber, Mr. Virtue worked at Smith Barney as a listed trader in New York from 1995 to 1997. Mr. Virtue holds a B.S. in marketing from Boston College, Carroll School of Management. Mr. Virtue was elected to the Board based on his significant expertise and diverse background and perspective as a result of his executive experience in the financial industry.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERANCE

OUR BOARD OF DIRECTORS

Our Board of Directors oversees the business and affairs of Revolution and monitors the performance of management. The directors keep themselves informed through discussions with our Chairman of the Board, Chief Executive Officer and President, our Chief Financial Officer, other key employees and our principal external advisors (legal counsel, independent auditors and other consultants), by reading reports and other materials that we send to them and by participating in Board and committee meetings.

DIRECTOR INDEPENDENCE

The Board has determined that Messrs. Ingram, Virtue and McCarthy are independent under NASDAQ Rule 5605(a)(2). In making these determinations, the Board reviewed the directors’ relationships, if any, with the Company and affirmatively determined that there are no relationships or other factors which would impair any director’s ability to exercise independent judgment in carrying out his or her responsibilities as a director. There are no family relationships among any of our directors or executive officers.

BOARD MEETINGS AND COMMITTEES

In 2017, the Board held four meetings (including regularly scheduled and special meetings). Each of the current directors attended at least 75% of the total number of meetings of the Board and committees of the Board on which such director served. All Directors attended the 2017 annual meeting of stockholders.

The Board of Directors has established three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is governed by a written charter, and a current copy of each charter is available to our stockholders at www.rvlit.com under the “Investor Relations” tab. During the fiscal year ended December 31, 2017, there were four meetings held by the Audit Committee, one meeting held by the Compensation Committee and one meeting held by the Nominating and Corporate Governance Committee. The table below provides current membership for each of the Board committees. Each committee consists entirely of independent directors.

The composition of our committees during 2017 was as follows:

NAME	AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERANCE
William D. Ingram	•	Δ	•
Dennis McCarthy	Δ	•	•
Stephen G. Virtue	•	•	Δ

Δ	Chair
•	Member

Audit Committee

The primary responsibilities of the Audit Committee are to oversee the accounting and financial reporting processes of the Company. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that is provided to stockholders and others, and the system of internal controls which management and the Board of Directors have established. The Audit Committee oversees the independent registered public accounting firm, including their independence and objectivity. However, the committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and our independent registered public accounting firm. The Audit Committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist the Audit Committee in fulfilling its responsibilities, and to approve the fees and other retention terms of the advisors.

The Audit Committee is composed of three members, each of whom was elected by the Board of Directors. Our Board has determined that Mr. McCarthy, because of his accounting background and extensive financial experience, is the member of the Audit Committee who (i) qualifies as an “audit committee financial expert” under applicable Securities and Exchange Commission (“SEC”) rules and regulations governing the composition of the Audit Committee and (ii) satisfies the “financial sophistication” requirements of the NASDAQ listing standards. Each of the other members of our Audit Committee has financial management experience or is financially literate. All of the members of the Audit Committee are “independent” (as defined by NASDAQ Rule 5605(a)(2)).

Compensation Committee

Our Board of Directors has delegated to the Compensation Committee sole decision-making authority with respect to compensation decisions for our executive officers, including determinations of annual incentive opportunities. The Compensation Committee approves these payments and awards after considering our corporate performance and the individual performance of our executives. The Compensation Committee also administers the Company’s compensation plan for directors, employees and consultants. To assist in performing its duties, the Compensation Committee has the authority to engage external compensation consultants and other advisors. In 2017, the Compensation Committee did not retain any consultants or advisors to assist it in formulating or making executive compensation decisions. The Compensation Committee also administers our 2003 Stock Incentive Plan and our 2013 Stock Incentive Plan.

Messrs. Ingram, McCarthy and Virtue are all “independent” under the NASDAQ rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the selection and approval of director nominees and oversees the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board any changes to the Company’s corporate governance framework.

Messrs. Ingram, Virtue and McCarthy are all “independent” under the NASDAQ rules.

DIRECTOR NOMINATING PROCESS

The Company’s By-Laws contain provisions which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s annual meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that stockholder’s intent to make the nomination has been given to us, with respect to an election to be held at an annual meeting of stockholders (A) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date that our proxy statement is released to stockholders in connection with the previous year’s annual meeting of stockholders, or (B) (i) if no annual meeting was held in the previous year or (ii) the date of the annual meeting is more than 30 calendar days before or more than 60 days after such anniversary date, notice by the stockholders to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the date of the annual meeting is publicly announced by the Company. With respect to an election to be held at a special meeting of stockholders, written notice of that stockholder’s intent to make the nomination shall have been given to us not less than ten (10) and not more than sixty (60) days before the date of the special meeting.

The notice shall include the name and address of the stockholder and his or her nominees, a description of the shares and derivative securities directly or indirectly owned by the stockholder, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder’s nominees, and the consent of each nominee to serve as a director of the Company if so elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. See “Proposals by Stockholders” below for the deadline for nominating persons for election as directors for the 2019 annual meeting of stockholders.

The Company’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from business and professional experience. Although the Company does not have any formal rules or policies regarding minimum qualifications for nominees and has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, the Nominating and Corporate Governance Committee and the Board consider a variety of criteria when evaluating potential Board members, as described below, and expects that Board candidates be of the highest ethical character, share the values of the Company, be capable of discharging his or her fiduciary duties to the stockholders of the Company, have reputations, both personal and professional, consistent with the image and reputation of the Company, be highly accomplished in their respective field, and possess the relevant expertise and experience necessary to assist the Company with enhancing stockholder value.

The Company seeks new nominees for election to the Board, when necessary, through a variety of channels, including informal recommendations through business and personal contacts. Current members of the Board of Directors are polled for suggestions. Research also may be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Nominating and Corporate Governance Committee also considers candidates recommended by stockholders and evaluates such candidates in the same manner as it evaluates all candidates. The procedures for communicating with the Nominating and Corporate Governance Committee are set forth below under “Communications to the Board.” See also “Proposals by Stockholders” below.

The Company currently does not have a written policy with regard to director qualifications. The Nominating and Corporate Governance Committee will evaluate any candidate recommended for nomination as a director, whether proposed by a stockholder, or identified through the Committee’s own search processes, about whom it is provided appropriate information in a timely manner. The Nominating and Corporate Governance Committee considers nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election (whether on the advice of the Nominating and Corporate Governance Committee or otherwise), the Nominating and Corporate Governance Committee and the Board of Directors will seek to identify nominees that possess the characteristics outlined below.

All new candidates for election to the Board and all Board members eligible for nomination for re-election to the Board are evaluated based upon a variety of criteria, including the following:

•	the adequacy of such candidate or Board member’s time available to commit to responsibilities as a member of the Board;

•	sound personal and professional integrity;

•	an inquiring and independent mind;

•	practical wisdom and mature judgment;

•	broad training and experience at the policy-making level of business, finance and accounting, or technology;

•	the appropriate size and the diversity of the Company’s Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in technology, business or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices; and

•	the need to satisfy governance and other standards set by the SEC and NASDAQ.

The Nominating and Corporate Governance Committee and Board of Directors may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders.

The experiences of each director as described under “Proposal 1 – Election of Directors” led the Board to conclude that each such person should serve on the Board.

BOARD LEADERSHIP STRUCTURE

On January 29, 2013, the Board appointed Robert V. LaPenta, Chairman of the Board of Directors of the Company, to serve as Chief Executive Officer of the Company. The Company does not have a lead independent director. The Board concluded that combining the position of Chairman and Chief Executive Officer best suits the Company’s needs due to Mr. LaPenta’s proven ability to provide strategic and operational guidance to management teams to accelerate global growth. In addition, the Board believes that Mr. LaPenta’s substantial investment in the Company through RVL provides further alignment with stockholder value. Mr. LaPenta does not receive a salary in connection with his service as Chief Executive Officer.

THE BOARD’S ROLE IN RISK OVERSIGHT

The full Board exercises risk oversight at Revolution. Committees are designated to take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, and the Compensation Committee is primarily responsible for risk oversight relating to executive compensation. Committees report to the Board on risk management matters.

Management presents to the full Board its view of the significant risks facing the Company in Board discussions throughout the year. Matters such as risk appetite and management of risk are also discussed. Risk is explicitly addressed in a wide range of Board discussions, including those relating to business unit activities, specific corporate functions and consideration of extraordinary transactions. The Board has full access to management, as well as the ability to engage advisors, in order to assist it in its risk oversight role.

ANNUAL MEETING ATTENDANCE

Directors are invited and encouraged to attend each annual meeting of stockholders. All directors attended our 2017 annual meeting of stockholders.

COMMUNICATIONS TO THE BOARD

Stockholders may communicate with the Company’s Board of Directors by mailing a communication to the entire Board or to one or more individual directors, in care of the Secretary, Revolution Lighting Technologies, Inc., 177 Broad Street, Stamford, Connecticut 06901. All communications from stockholders to Board members (other than communications soliciting the purchase of products and services) will be promptly relayed to the Board members to whom the communication is addressed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2017, Messrs. McCarthy and Virtue served on the Compensation Committee. Mr. Ingram served as Chairman of the Compensation Committee.

CODE OF BUSINESS CONDUCT AND ETHICS

Revolution has set forth its policy on ethical behavior in a document called “Code of Business Conduct and Ethics.” This policy applies to the members of our Board of Directors and all employees, including (but not limited to) our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. This policy comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the SEC. The text of this code of business conduct and ethics is posted on our internet site at www.rvlti.com/investor_relations, where we may also disclose any amendments to and waivers of the code.

EXECUTIVE OFFICERS

The following sets forth certain information about our executive officers.

NAME	AGE	POSITION
Robert V. LaPenta	72	Chairman of the Board, Chief Executive Officer and President
James A. DePalma	66	Chief Financial Officer

Biographical information for Messrs. LaPenta and DePalma is set forth under the caption “Proposal 1—Election of Directors,” above. There are no family relationships among any of our executive officers.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This section provides information regarding the compensation program in place for Mr. LaPenta, our Chairman, Chief Executive Officer, and President, and Mr. DePalma, our Chief Financial Officer, collectively, our named executive officers. All share numbers give effect to the reverse stock split, which was effective on March 10, 2016.

The primary objective of the Company’s executive compensation program is to attract, motivate and retain executive officers of outstanding ability and to align the interests of these executive officers with the interests of stockholders. Part of our long-term business strategy is to expand our sales network and pursue acquisitions of complementary businesses that will expand our sales, geographic and market scope, and product range. Consequently, our executives must be capable of fulfilling this strategy, identifying complementary businesses, negotiating acquisitions and strategic relationships, and successfully blending these organizations into our business. We believe that rewarding executives for superior levels of achievement will result in significant long-term value creation for us and our stockholders. As a result, we believe that the compensation packages we provide to employees must include both cash-based and equity-based elements that reward short- and long-term performance.

Our CEO, Mr. LaPenta, and our CFO, Mr. DePalma, are officers of RVL, the Company’s principal stockholder, and as such they beneficially own a substantial portion of our common stock. Because of this ownership position, Mr. LaPenta and Mr. DePalma have a direct and substantial interest in the long-term growth of our Company, and neither Mr. LaPenta nor Mr. DePalma has received a salary, bonus, stock award, option award, or non-equity incentive plan compensation in connection with his service as CEO and CFO, respectively. Mr. DePalma received a de minimis amount as part of the cost of healthcare insurance under the Company’s plan.

As discussed in “Transactions with Related Persons” below, the Company is party to a management services agreement with Aston, of whom Messrs. LaPenta and DePalma are members, pursuant to which the Company issued 50,000, 30,000 and 250,000 shares of restricted stock to Aston on May 15, 2013, April 21, 2014 and May 12, 2016, respectively. Aston did not receive an award of restricted stock in 2015 or 2017. Each tranche of shares has a three-year vesting period.

The Board of Directors has delegated to the Compensation Committee sole decision-making authority with respect to compensation decisions for our executive officers, including determinations of annual incentive opportunities. The Compensation Committee approves these payments and awards after considering our corporate performance and the individual performance of our executives. The Compensation Committee reviews and approves restricted share awards and stock option grants.

Neither management nor the Compensation Committee currently engages any consultant related to executive or director compensation matters.

SUMMARY COMPENSATION TABLE FOR YEAR ENDED DECEMBER 31, 2017

The following table sets forth the total compensation for the years ended December 31, 2017, 2016 and 2015 for the Company’s chief executive officer and chief financial officer.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	ALL OTHER COMPENSATION ($)(1)	TOTAL ($)
Robert V. LaPenta Chairman of the Board, Chief Executive Officer and President	2017	—	—	—	—	—
	2016	—	—	—	—	—
	2015	—	—	—	—	—
James A. DePalma Chief Executive Officer	2017	—	—	—	2,500	2,500
	2016	—	—	—	—	—
	2015	—	—	—	—	—

(1)	Mr. DePalma received a de minimis amount as part of the cost of healthcare insurance under the Company’s plan.

Potential Payments upon a Termination or Change in Control

The Company does not maintain any contracts, agreements, plans or arrangements that provide for payments to the named executive officers at, following, or in connection with any termination of employment, including, without limitation, resignation, severance, retirement, or a constructive termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities. Upon termination of employment, any unvested equity awards made pursuant to the Company’s 2013 Stock Incentive Plan would be forfeited.

Deductibility of Compensation

Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers to $1,000,000 annually. For years prior to 2018, compensation that was “qualified performance-based compensation” generally was not subject to this $1,000,000 deduction limit. This exception was repealed by the Tax Cuts and Jobs Act, effective for tax years beginning after December 31, 2017. (However, certain performance-based payments that were subject to a legally binding written contract as of November 2, 2017 may nevertheless be deductible as “grandfathered” under prior law, provided that the binding written contract is not renewed or substantially modified after November 2, 2017.) The Tax Cuts and Jobs Act also enlarged the class of employees who are subject to the $1,000,000 limitation; this class now specifically includes the Chief Financial Officer, who was not covered under prior law. Hence, in general, for periods after 2017, compensation in excess of $1,000,000 annually paid by the Company to (i) its Chief Executive Officer, (ii) its Chief Financial Officer or (iii) any person who was among the three highest compensated executive officers (other than the CEO and CFO) at any time during the taxable year (or in any prior year after 2017), will not be deductible by the Company for federal income tax purposes, even if a portion of such compensation is dependent on performance. While we generally seek to ensure the deductibility of the incentive compensation paid to our executives (to the extent we have such compensation), the Compensation Committee retains the flexibility necessary to provide cash and equity compensation in line with competitive practice and the best interests of stockholders even if these amounts are not fully tax deductible.

Risk Assessment of Compensation Policies and Practices

The Compensation Committee has assessed the compensation policies and practices for our employees and we have concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Results of Advisory Vote to Approve Executive Compensation

At the 2017 annual meeting of stockholders, we held an advisory vote on executive compensation. Ninety four percent of the votes cast were in favor of this advisory proposal. The Compensation Committee will continue to consider the results from future advisory votes to be held every two years on executive compensation. The next stockholder advisory vote on executive compensation, and the next stockholder advisory vote on the frequency of the advisory vote on executive compensation will be held at our 2019 annual meeting of stockholders.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with our management. Based on these discussions with management, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.

Respectfully submitted by the Compensation Committee of the Board of Directors.

William D. Ingram Chairman

Dennis McCarthy

Stephen G. Virtue

PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of Robert V. LaPenta, our Chief Executive Officer. For 2017:

•	the median of the annual total compensation of all employees of the Company (other than our Chief Executive Officer) was $51,943; and

•	the annual total compensation of our Chief Executive Officer was $0.

Based on this information, for 2017 the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees was 0 to 51,943.

As permitted under the SEC rules, to determine our median employee, we used a definition that was not the equivalent of the total compensation reflected in the SEC’s Summary Compensation Table and instead chose W-2 earnings during 2017. Using the compiled data, we identified the median employee as of December 31, 2017 and then determined that person’s total compensation using the same criteria as in the Summary Compensation Table.

DIRECTOR COMPENSATION

MEETING FEES AND EXPENSES

We reimburse our directors for travel and other related expenses.

RESTRICTED STOCK AWARDS AND CASH PAYMENTS

We compensate our independent directors with grants of restricted stock. In April 2014, the Board of Directors approved the grants of 3,000 shares of restricted stock with equal vesting over three years to each of Messrs. Ingram, Virtue and McCarthy. In April 2015, the Board of Directors approved the grants of 6,000 shares of restricted stock with equal vesting over three years to each of Messrs. Ingram, Virtue and McCarthy. In April 2016, the Board of Directors approved the grants of 17,500 shares of restricted stock with equal vesting over three years to each of Messrs. Ingram, Virtue and McCarthy. In March 2017, the Board of Directors approved an annual board retainer of $60,000 for each of Messrs. Ingram, Virtue and McCarthy, which consists of restricted stock with equal vesting over one year totaling $20,000 and a $40,000 cash payment. Additionally, in March 2017, the Board of Directors approved a one-time cash payment of $20,000 to each of Messrs. Ingram, Virtue and McCarthy, which will be paid in 2018.

2017 DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation received by each of our non-employee directors who served as such during the fiscal year ended December 31, 2017:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
William D. Ingram	40,000	20,000	—	—	60,000
Stephen G. Virtue	40,000	20,000	—	—	60,000
Dennis McCarthy	40,000	20,000	—	—	60,000
Robert A. Basil, Jr.(3)	—	—	—	—	—
Robert V. LaPenta, Jr.(3)	—	—	—	—	—

(1)	As of December 31, 2017, the aggregate number of unvested shares of restricted stock held by each of Messrs. Ingram, Virtue and McCarthy totaled 48,674 shares.
(2)	The amounts shown represent the grant date fair value of the restricted stock awards received by the non-employee directors, determined in accordance with FASB ASC Topic 718. The Company values restricted stock awards at the quoted market price on the grant date.
(3)	Each of Messrs. Basil and LaPenta, Jr. stepped off the Board in May 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

Our Board of Directors has recognized that transactions between us and certain related persons present a heightened risk of conflicts of interest. In order to ensure that we act in the best interests of our stockholders, our Board of Directors has delegated the review and approval of related party transactions to the Audit Committee in accordance with our written Audit Committee Charter. The Audit Committee is to review the material facts of all interested transactions that require the Audit Committee’s approval and either approve or disapprove of the entry into the interested transactions by taking into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances and the extent of the related person’s interest in the transactions. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders. Any director who may be interested in a related party transaction shall recuse himself from any consideration of such related party transaction.

TRANSACTIONS WITH RELATED PERSONS

Since the beginning of our 2017 fiscal year, we have entered into transactions with our principal stockholders, RVL and its managing member, Aston. Robert V. LaPenta, our Chairman, Chief Executive Officer and President, is a member and Chief Executive Officer of both Aston and RVL. James A. DePalma, our Chief Financial Officer, is a member of our Board of Directors, an officers of RVL and a member and officer of Aston. Each transaction described below was approved by the Audit Committee in accordance with the Company’s procedures for approving related party transactions.

Mr. Robert V. LaPenta

Pursuant to an agreement dated January 29, 2018, we sold 850,000 shares of our common stock to Robert V. LaPenta for $3.60 per share, with total proceeds to the Company of $3,060,000. The shares of common stock were sold to Mr. LaPenta in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Mr. LaPenta is an accredited investor.

On January 26, 2017, we entered into an amended Revolving Credit Facility, and Mr. LaPenta guaranteed $10.0 million of borrowings under our amended Revolving Credit Facility, increasing our borrowing base by that amount. In this connection, the Company and its subsidiaries formalized a reimbursement agreement under which the Company and its subsidiaries promise to reimburse Mr. LaPenta in the event any amounts are paid by him under such guaranty, plus interest at a market rate determined at the time of such payment.

In connection with the acquisition of TNT Energy, LLC (“TNT”) in May 2016, we issued $2.0 million in promissory notes bearing interest at 5% per annum, of which $1.0 million was due on April 21, 2017 and $1.0 million was due on November 6, 2017. Mr. LaPenta provided irrevocable letters of credit to support $1.0 million of the TNT acquisition notes. In February 2017, the maturity date was extended to November 6, 2017 for all of the TNT promissory notes. Additionally, in February 2017, Mr. LaPenta provided irrevocable letters of credit to support the additional $1.0 million of the TNT promissory notes. On November 16, 2017, we repaid the TNT acquisition notes.

Mr. James A. DePalma

Pursuant to an agreement dated January 29, 2018, we sold 150,000 shares of our common stock to James A. DePalma for $3.60 per share, with total proceeds to the Company of $540,000. The shares of common stock were sold to Mr. DePalma in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Mr. DePalma is an accredited investor.

RVL

In August 2015, RVL provided an irrevocable letter of credit to support the $10 million Energy Source acquisition notes. On January 26, 2017, the Energy Source acquisition notes were paid using proceeds from the amended Revolving Credit Facility, and the related guarantee provided by RVL was terminated.

Aston Capital

On April 1, 2016, we entered into a $2.6 million amended and restated promissory note with Aston, which bears interest at 9% annually and matures on April 1, 2019, which can be prepaid at our option. In May 2017, we amended the promissory note with Aston to include an additional $9.1 million of borrowings.

In March 2017, Aston provided a $1.5 million advance that bears interest annually at 9%, which is included in “Related party notes payable” in the Consolidated Balance Sheets at December 31, 2017. During 2017, we repaid $0.5 million of the advance. On November 30, 2016, Aston provided a $1.5 million advance that bore interest annually at 9%, which is included in “Related party notes payable” in the Consolidated Balance Sheets at December 31, 2016, and was repaid on January 26, 2017 using proceeds from the amended Revolving Credit Facility.

At December 31, 2017 and 2016, we had accrued interest of $0.1 million and $0.2 million, respectively. During the years ended December 31, 2017, 2016 and 2015, we recorded interest expense related to financing agreements with Aston of $0.8 million, $0.2 million and $0.2 million, respectively.

On January 5, 2017, we ratified a management services agreement with Aston (the “Management Agreement”) to memorialize certain management services that Aston has been providing to us since RVL acquired majority control of our voting securities in September 2012. Pursuant to the Management Agreement, Aston provides consulting services in connection with financing matters, budgeting, strategic planning and business development, including, without limitation, assisting us in (i) analyzing the operations and historical performance of target companies; (ii) analyzing and evaluating the transactions with such target companies; (iii) conducting financial, business and operational due diligence, and (iv) evaluating related structuring and other matters. In addition, two of the Aston members hold executive positions in Revolution, and receive no compensation. On May 12, 2016, we granted 250,000 shares of restricted stock to Aston, which vest in three annual installments on May 12, 2017, 2018, and 2019. The Audit Committee of the Board will consider from time to time (at a minimum at such times when the Compensation Committee of the Board evaluates director compensation) whether additional compensation to Aston is appropriate given the nature of the services provided.

Our corporate headquarters utilizes space in Stamford, Connecticut, which is also occupied by affiliates of our Chairman and Chief Executive Officer. Our proportionate share of the space under the underlying lease, which we paid to Aston, was $0.3 million during the year ended December 31, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is certain information as of March 1, 2018, with respect to the beneficial ownership determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of our common stock by (a) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common stock, (b) each director and nominee for director, (c) each of our named executive officers and (d) all of our executive officers and directors as a group. Unless otherwise stated, the business address of each person listed is c/o Revolution Lighting Technologies, Inc., 177 Broad Street, Stamford, Connecticut 06901.

	Securities Beneficially Owned
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Outstanding
5% Security Holders:
RVL 1, LLC (1)	8,245,386	36.88%
Aston Capital, LLC (1)	8,575,386	38.35%
Robert V. LaPenta (1)(2)	9,525,386	42.60%
James A. DePalma (1)(3)	8,770,386	39.23%
Robert V. LaPenta, Jr. (1)	8,575,386	38.35%
Robert A. Basil, Jr. (1)	8,575,386	38.35%
American Financial Group, Inc. (4)	1,663,350	7.44%
Royce & Associates, LP (5)	1,374,654	6.15%
NorthPointe Capital, LLC (6)	1,073,015	4.80%
Officers, Directors and Nominees:
Robert V. LaPenta (1)(2)	9,525,386	42.60%
James A. DePalma (1)(3)	8,770,386	39.23%
Stephen G. Virtue(7)	35,058	*
William D. Ingram(7)	35,058	*
Dennis McCarthy (7)	36,058	*
All current directors and executive officers as a group (5 persons)	9,826,560	43.95%

*	Less than 1%
(1)	RVL holds directly 8,245,386 shares of shares of common stock. Aston, in its capacity as the managing member of RVL, may be deemed to be the beneficial owner of these 8,575,386 shares. Aston also holds directly 330,000 shares of the restricted common stock. Messrs. LaPenta, DePalma, Basil and LaPenta, Jr., in their capacities as members and officers of RVL and members of Aston, may be deemed to be the beneficial owner of 8,575,386 shares of common stock. Each of the foregoing persons expressly disclaims (a) the existence of any group and (b) beneficial ownership with respect to any shares other than the shares owned of record by such reporting person.
(2)	Includes 950,000 shares of common stock owned by Mr. LaPenta in his own account.
(3)	Includes 195,000 shares of common stock owned by Mr. DePalma in his own account.
(4)	The amount shown and the following information are based solely on a Schedule 13G/A filed with the SEC on January 26, 2018. American Financial Group, Inc. has sole voting and dispositive power with respect to the shares and is reporting as a parent holding company to Great American Insurance Company and Great American Life Insurance Company. American Financial Group, Inc.’s address is Great American Insurance Group Tower, 301 East Fourth Street, Cincinnati, Ohio 45202.
(5)	The amount shown and the following information are based solely on a Schedule 13G/A filed with the SEC on January 23, 2018. Royce & Associates, LP has sole voting and dispositive power with respect to the shares. Royce & Associates, LP’s address is 745 Fifth Avenue, New York, New York 10151.
(6)	The amount shown and the following information are based solely on a Schedule 13G/A filed with the SEC on February 14, 2018. NorthPointe Capital, LLC has sole dispositive power with respect to all of the shares and sole voting power with respect to 990,579 shares. NorthPointe Capital LLC’s address is 39400 Woodward Ave, Suite 190, Bloomfield Hills, Michigan 48304.
(7)	Represents restricted common stock granted to each of Mr. Virtue, Mr. Ingram and Mr. McCarthy for services rendered as non-employee directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge and except as previously disclosed, based solely on a review of the reports on Forms 3, 4 and 5 (and amendments thereto) furnished to us, all reports required to be filed under Section 16(a) for the fiscal year ended December 31, 2017 were filed on a timely basis.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. RSM, our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee discussed with RSM the matters required to be discussed by the applicable rules of the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee also received the written disclosures and the letter from RSM which is required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Committee concerning independence, and has discussed with RSM its independence. The Audit Committee also concluded that RSM’s provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, is compatible with RSM’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors.

Dennis McCarthy, Chairman

William D. Ingram

Stephen G. Virtue

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in a filing.

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that the stockholders ratify the selection of RSM as the independent registered public accounting firm to audit our accounts and those of our subsidiaries for the fiscal year ending December 31, 2018. The Audit Committee approved the selection of RSM as our independent registered public accounting firm for fiscal year 2018. RSM is currently our independent registered public accounting firm. We expect that representatives of RSM will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so and will also be available to respond to questions from stockholders.

There is no requirement that the Company submit the selection of its independent registered public accounting firm to its stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee of our Board of Directors to be directly responsible for the appointment, compensation and oversight of the audit work of our independent auditors. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain RSM, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a Vote “FOR” the ratification of our independent registered public accounting firm.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees for services related to fiscal years 2017 and 2016 provided by RSM, our principal accountants:

	Fiscal 2017	Fiscal 2016
Audit Fees (1)	$614,895	$585,750
Audit-Related Fees (2)	$25,793	$61,625
Tax Fees (3)	$64,000	$79,080
All Other Fees (4)	$17,540	$18,000

(1)	Audit Fees represent fees billed for professional services rendered for the audit of our annual consolidated financial statements, including reviews of our quarterly financial statements, as well as review services provided in connection with other regulatory filings of reports or registration statements.
(2)	Audit-Related Fees represent fees billed for professions services rendered for the audit review of the Company’s financial statements. This may include employee benefit plan audit, any acquisition-related audit work or any attestations that are required by statute or regulation.
(3)	Tax Fees represent fees billed for professional services related to tax reporting, compliance and transaction services assistance.
(4)	All Other Fees represent fees billed for services provided to us not otherwise included in the categories above.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Prior to engagement of an independent auditor, the Audit Committee pre-approves the services to be provided. The fees for services are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL NO. 3 —AMENDMENT NO. 5 TO THE COMPANY’S 2013 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE PLAN

The Company’s Board of Directors has unanimously adopted a resolution approving Amendment No. 5 to the Company’s 2013 Stock Incentive Plan, subject to the approval of the stockholders of the Company at the Annual Meeting.

On, May 15, 2013, the Company adopted the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”), to provide an incentive to key employees, officers, directors and consultants of the Company. Awards under the Plan may be made in the form of stock options (which may constitute incentive stock option (“ISOs”) or nonqualified stock options (“NQOs”)), share appreciate rights (“SARs”), restricted shares, restricted share units, performance awards, stock bonus awards and other stock based awards. In addition, certain awards under the Plan may be denominated or settled in cash, including annual bonus awards.

Under the Plan, a maximum of 200,000 shares of the Company’s common stock were initially authorized. On May 12, 2014, the shareholders of the Company approved an amendment to the Plan which increased this amount to 300,000 shares. On May 11, 2015, the shareholders of the Company approved an amendment to the Plan which increased this amount to 600,000 shares. On May 12, 2016, the shareholders of the Company approved an amendment to the Plan which increased this amount to 1,100,000. On May 2, 2017, the shareholders of the Company approved an amendment to the Plan which increased this amount to 1,600,000.

As of March 16, 2018, 709,837 shares remained available for issuance pursuant to new awards under the Plan. The Company anticipates that the number of shares currently available under the Plan is insufficient to meet the Company’s needs, given the Company’s need to accommodate future growth. Accordingly, on March 16, 2018, the Board adopted a resolution approving and recommending to the Company’s stockholders for their approval an amendment to the Plan (the “Amendment”) which would increase the number of shares issuable under the Plan from 1,600,000 to 2,600,000. The Plan is attached to this Proxy Statement as Appendix A, and the Amendment is designated as “Amendment No. 5” within Appendix A. All share numbers in the Plan give effect to the Company’s one-for-ten reverse stock-split, effective March 10, 2016.

The purpose of the Amendment is to provide the Company with a greater ability to attract and retain qualified individuals as employees, consultants, officers and directors by the granting of stock-based awards.

The following summary description of the principal terms of the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan, as amended, which is attached as Appendix A.

Summary of the Plan

Administration and Duration. The Plan is administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of the Plan, the administrator of the Plan has authority in its discretion to, among other things, (i) designate participants, (ii) determine the type of awards to be granted to a participant, (iii) determine the number of shares of common stock to be covered by awards, (iv) determine the terms and conditions of any award, (v) interpret and administer the Plan, and (vi) make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons. Unless terminated earlier by the Board of Directors, the Plan will terminate on May 15, 2023.

Limit on Awards under the Plan. The maximum number of shares of common stock which may be issued under the Plan is currently 1,600,000 shares, all of which may be issued pursuant to ISOs. If the Amendment is approved by our stockholders, this number will be increased to 2,600,000 shares. Common stock subject to an option or SAR that for any reason expires, is cancelled, or is otherwise terminated unexercised as to such shares, and any shares that are forfeited or repurchased by us in respect of any other award, shall again be available under the Plan. The maximum number of shares of common stock available under the Plan for the grant of options and SARs to any one individual during any calendar year is limited to 50,000 shares. The maximum number of shares of common stock subject to awards (other than options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be paid to any one individual based on the achievement of performance goals is limited to 75,000 shares, or if such award is payable in cash, $750,000.

The foregoing share limits are subject to adjustment pursuant to the Plan in the event of further stock splits, stock dividends and other capital events.

The shares of common stock to be delivered pursuant to the Plan may be authorized but unissued shares or treasury shares. The closing price of our common stock as reported by NASDAQ on March 16, 2018 was $3.61.

Eligibility. Awards under the Plan may be granted to employees, directors and consultants of the Company and its affiliates; provided, however, that (i) only employees of the Company or any of its subsidiaries are eligible to be granted ISOs, and (ii) only Awards of NQOs and Restricted Shares may be granted to consultants that are not individuals. As of December 31, 2017, the Company had approximately 270 employees and 3 non-employee directors eligible to participate in the Plan. The Company analyzes each of its consultants on a case by case basis to determine whether they are eligible to participate. Future awards under the Plan will be made by the Committee on a discretionary basis and, therefore, are not determinable.

Types of Awards. The Committee is authorized to grant stock options, SARs, restricted shares, restricted share units, performance awards, stock bonus awards and other stock-based awards pursuant to the Plan. Awards under the Plan will, in general, be subject to such vesting and other terms and conditions (including the attainment of performance goals) as the Committee shall determine.

Stock Options. Stock Options may be ISOs or NQOs and will have an exercise price that is not less than 100% of the fair market value of our common stock as of the date of grant (or, in the case of ISOs granted to any participant owning more than 10% of the voting power of all classes of shares of the Company or a subsidiary (a “10% holder”), not less than 110% of the fair market value). Each option shall expire no later than the tenth anniversary of its date of grant (or, in the case of ISOs granted to a 10% holder, the fifth anniversary). The method of payment for shares issued upon exercise of an option will be specified in each option agreement. Generally, the Plan permits payment to be made by cash, check, other shares of our common stock (subject to certain limits), outstanding awards, or any combination of the foregoing or by any other lawful consideration approved by the Committee.

Share Appreciation Rights. The Committee may issue SARs either independently or in tandem with options (with SARs granted in tandem with ISOs being granted at the same time as the ISOs). SARs entitle the holder to receive an amount measured by multiplying (i) the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base price specified in the award agreement pertaining to such SAR by (ii) the number of shares of common stock with respect to which the SAR is exercised. Payment of SARs may be made in cash, in shares of common stock with a fair market value equal to the amount of the payment, or a combination thereof, as determined by the Committee. SARs shall be exercisable over an exercise period determined by the Committee, which will not exceed ten years from the date of grant; provided, however, that a tandem SAR shall expire no later than the related option. The base price of SARs (used in calculating appreciation at exercise) will be no less than the fair market value of a share of our common stock on the date of grant.

Restricted Shares and Restricted Share Units. The Committee may award restricted shares of common stock, which are subject to vesting conditions, transfer restrictions and a risk of forfeiture during a specified restricted period. The Committee may also award restricted share units (“RSUs”), which entitle the recipient thereof to receive a specified number of shares of common stock, an amount in cash equal to the value thereof, or a combination thereof, as determined by the Committee, upon settlement of the RSUs (which, in general, will occur at the end of the restricted period), if the vesting conditions applicable to such RSU award are satisfied. Unless otherwise provided in an award agreement, the recipient of restricted shares will be entitled to vote such shares and to receive all dividends and other distributions paid on such shares (although any share distribution during the restricted period will be subject to the same restrictions as the restricted shares in respect of which such distribution is made). RSUs do not convey voting or dividend rights with respect to the underlying shares of common stock unless and until such shares are issued to the recipient; however, the Committee may award dividend equivalents with respect to the shares of common stock referenced by a RSU award (which dividend equivalent amounts may be credited to a notional bookkeeping account or as additional RSUs and will in general be subject to the same vesting conditions and other restrictions as the RSUs).

Performance Awards. A performance award is a cash denominated award that is subject to the attainment of performance goals determined by the Committee and that is settled in either cash, shares of common stock or a combination of both, as determined by the Committee following the close of the applicable performance period (of not less than six (6) months) if and to the extent the applicable performance goals are satisfied.

Bonus Shares and Other Stock-Based Awards. The Committee may grant fully vested shares of common stock, with or without payment thereof, in lieu of a cash bonus that would otherwise be paid to the recipient. In addition, the Committee may make other stock-based awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, as determined by the Committee, including awards made pursuant to sub-plans and/or designed to comply with non-U.S. law.

Section 162(m) Awards and Business Criteria. The grant, vesting, payment or settlement of awards under the Plan (other than stock options and SARs) that were intended to be exempt performance-based compensation under Section 162(m) of the Code (“Section 162(m) Awards”) are subject to the attainment of one or more pre-established performance goals. Such performance goals would need to be established by the Committee in writing and based on one or more of the following business criteria: (a) revenue, (b) earnings per share, (c) net income per share, (d) share price, (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before interest, taxes, depreciation and amortization, (k) sales, (l) total stockholder return relative to assets, (m) total stockholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) employee satisfaction, (s) gross margin, or (t) revenue growth. Performance goals may be based upon the attainment of specified levels of performance by the Company, any of its subsidiaries or affiliates, or any combination thereof, on either a consolidated, business unit, departmental or divisional level. In addition, performance goals may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices). Prior to the payment or settlement of any Section 162(m) Award, the Committee shall certify in writing that the applicable performance goals were achieved. Due to the modification of Code Section 162(m) by the Tax Cuts and Jobs Act, effective for tax years beginning after December 31, 2017, in general, any Section 162(m) Awards that were not subject to a binding written contract as of November 2, 2017 may not be deductible by the Company for federal income tax purposes. The achievement of any performance goals that were established by the Committee with respect to any particular Award is nevertheless required before any such Award may be settled or paid to the employee.

Corporate Events. In the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares receive securities of another corporation and/or other property, including cash; (iii) a change in control; or (iv) a liquidation, dissolution or winding up of the Company (each, a “Corporate Event”), the Committee may, in its sole discretion:

(a) provide for the continuation, assumption or substitution of awards in connection with such Corporate Event, in which case, such awards shall be subject to adjustment pursuant to the Plan;

(b) accelerate the vesting of any or all awards, subject to the consummation of such Corporate Event; or

(c) cancel any or all vested and/or unvested awards as of the consummation of such Corporate Event, and provide that holders of the cancelled Awards will receive a cancellation payment in respect of cancellation of their awards based on the amount of the per Share consideration being paid for the shares in connection with such Corporate Event, less, in the case of options and SARs, the applicable exercise price or base price; provided, however, that (i) (1) holders of options and SARs shall only be entitled to consideration for cancelled awards if the per share consideration less the applicable exercise price or base price is greater than zero, and (2) with respect to performance-based awards, all performance goals and other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met; and (ii) the time or schedule of any payment of any award that is subject to Section 409A of the Code may only be accelerated pursuant to this section I to the extent permitted by Treas. Reg. Sec. 1.409A-3(j)(4)(ix).

Payments to holders pursuant to subsection (c) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a holder of an Award to receive property, cash or securities (or a combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares covered by the Award at such time (less any applicable exercise price or base price).

Non-Transferability. In general, awards are not transferable, except by will or the laws of descent and distribution, and during a participant’s lifetime options and SARs are only exercisable by the participant.

Compensation Clawback. Any incentive-based compensation otherwise payable or paid to a participant (including a former participant) pursuant to the Plan shall be forfeited and/or repaid to the Company as may be required by applicable law, stock exchange listing conditions or regulatory requirements or any Company clawback policy in effect from time to time.

Amendment and Termination of the Plan. Our Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan in whole or in part without the consent of any stockholder, participant, other holder or beneficiary of an award, or other person, except that no such amendment shall be made without stockholder approval to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange or market on which the shares of common stock are listed.

Prohibition on Repricing of Options and SARs. Options and SARs granted under the Plan may not be repriced unless approved by the stockholders of the Company.

Federal Income Tax Consequences The following is a brief, general summary of certain U.S. federal income tax consequences applicable to awards based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations.

Incentive Stock Options. In general, an ISO results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired upon exercise of the ISO over the exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the exercise price (or, if less, the excess of the amount realized upon disposition over the exercise price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will generally be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation.

Nonqualified Stock Options. An optionee is not subject to income tax upon the grant of an NQO. Upon exercise of an NQO, however, he or she generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to him or her over the exercise price for the shares, with such fair market value generally determined on the date the shares are transferred pursuant to the exercise. The Company normally will be entitled to a deduction equal to the amount of ordinary income recognized by the individual in the year the income is recognized.

Share Appreciation Rights. In general, an individual will recognize ordinary income upon the exercise of a SAR in an amount equal to the amount of cash and the fair market value of our common stock or other property that he or she receives as a result of the exercise. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the individual in the same taxable year in which the income is recognized.

Restricted Shares. In general, an individual is not subject to income tax upon the grant of restricted shares. In the year that the restricted shares are no longer subject to a substantial risk of forfeiture, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock transferred to him or her, generally determined on the date the restricted shares are no longer subject to a substantial risk of forfeiture, less the purchase price paid for such shares (if any) and the Company will in general receive a corresponding federal income tax deduction. If the restricted shares are forfeited, the individual will recognize no income. An individual may, however, elect under Section 83(b) of the Code to recognize the fair market value of our common stock as ordinary income at the time of grant of the restricted shares (which election must be made within thirty days of transfer), less any purchase price, in which case the Company will generally receive a corresponding deduction in such year. If the individual so elects, (i) he or she will not otherwise be subject to ordinary income tax in the year that the restricted shares are no longer subject to a substantial risk of forfeiture, and (ii) if the restricted shares are subsequently forfeited, he or she will be allowed no deduction for the forfeiture.

Restricted Share Units. An individual generally is not subject to income tax upon the grant of an RSU, nor does the grant of an RSU result in a deduction for the Company. In the year that the RSU is paid in shares of our common stock, cash or a combination thereof, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock issued and the amount of cash received and the Company will in general receive a corresponding deduction.

Performance Awards; Stock Bonuses and Other Stock-Based Awards. The taxation of individuals who receive performance awards, stock bonuses and other stock-based awards will depend on the form and terms and conditions of the award but, in general, will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our common stock paid, determined at the time of such payment, in connection with such awards. The Company normally will be entitled to a deduction at the time when, and in the amount that, the individual recognizes ordinary income.

Section 409A of the Code. Depending on the terms of a grant of RSUs, performance awards, other stock-based awards, and other awards, the award may be treated as deferred compensation subject to the rules under Section 409A of the Code. In that case, and if the award fails to satisfy applicable requirements under such rules, an individual may be subject to early income recognition and additional taxes and interest.

Section 162(m) of the Code. Section 162(m) of the Code places an annual $1 million per person limit on the deductibility of compensation paid by us to certain executives. The limit, however, does not apply to “qualified performance-based compensation” for tax periods beginning prior to January 1, 2018. Performance-based Awards paid in later period may nevertheless be deductible provided that the Award is paid pursuant to a written contract that became legally binding on or prior to November 2, 2017, and that has not been substantially modified or renewed. We believe that certain awards of options, SARs and certain other “performance-based compensation” awards made under the Plan prior to November 2, 2017 will qualify for the performance-based compensation exception to the deductibility limit. Other awards, such as restricted shares and RSUs may not be deductible by the Company under Section 162(m) of the Code, depending on the circumstances of the individual in the year the award becomes subject to federal income tax.

Certain Other Tax Issues. In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules, and (ii) if the exercisability or vesting of an award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may not be deductible by the Company.

Certain Plan Information

Prior Grants under the Plan. The following table sets forth, as of the Record Date, the number of shares of Restricted Stock granted under the Plan to each of our named executive officers, all current executive officers as a group, all non-employee directors as a group, each nominee for election as a director, all employees (other than executive officers) as a group, and our consultant who has received more than 5% of the shares of Restricted Stock.

Name	Number of Restricted Shares Granted Under the Plan
Robert V. LaPenta, Chairman of the Board, CEO and President	—
James A. DePalma, CFO	—
All current executive officers as a group	—
All current directors who are not current executive officers as a group	105,174
Dennis McCarthy	35,058
William D. Ingram	35,058
Stephen G. Virtue	35,058
All other current employees as a group	430,114
Aston Capital, LLC	330,000

Securities Authorized for Issuance under Equity Compensation Plans. The following table provides information as of December 31, 2017 with respect to shares of our common stock that may be issued under our equity compensation plans.

Equity Compensation Plan Information

Plan Category	(a) Number of common shares to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of common shares available for future issuance (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	24,875	$44.45	709,837
Equity compensation plans not approved by security holders	—	—	—

Totals	24,875	$44.45	709,837

(1)	If Proposal No. 3 is approved by stockholders, the number of shares of common stock available for future issuance under the Company’s 2013 Stock Incentive Plan will be increased from 709,837 shares available for issuance as of December 31, 2016 to 1,709,837 shares.

The Board of Directors recommends a vote “FOR” this proposal.

PROPOSALS BY STOCKHOLDERS

In order to include information with respect to a stockholder proposal in the Company’s proxy statement and related form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act and our By-Laws.

Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2019 annual meeting of stockholders must be received by us at 177 Broad Street, Stamford, Connecticut 06901, Attention, Secretary, no later than November 21, 2018. Any stockholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC. With respect to proposals submitted by a stockholder other than for inclusion in our proxy statement and related form of proxy for our 2019 annual meeting of stockholders, timely notice of any stockholder proposal must be received by us in accordance with our By-Laws no earlier than the close of business on November 21, 2018 and no later than the close of business on December 21, 2018, unless the date of our 2019 annual meeting is more than 30 days before or 60 days after the anniversary of the 2018 annual meeting of stockholders, in which case notice must be delivered not earlier than the close of business on the 120th day prior to the 2019 annual meeting and not later than the close of business on the later of the 90th day prior to the 2019 annual meeting or the 10th day following the day on which the date of the 2019 annual meeting is publicly announced by the Company. Any proxies solicited by the Board of Directors for the 2019 annual meeting of stockholders may confer discretionary authority to vote on any proposals notice of which is not timely received.

In order to include information with respect to a stockholder proposal in our proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act.

The notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Company and derivative securities which are directly or indirectly beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our proxy statement, if any, as a nominee and to serving as a director if elected); and as to such stockholder giving notice, the information required to be provided as set forth in the preceding paragraph and our By-Laws. No person shall be eligible for election as a director of the Company, unless nominated in accordance with the procedures set forth herein and in our By-laws, as amended.

OTHER MATTERS

If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Our 2017 Annual Report on Form 10-K accompanies this Proxy Statement (the “Form 10-K”). We will furnish, upon written request of any stockholder and the payment of an appropriate processing fee, copies of the exhibits to our Annual Report on Form 10-K. Please address all such requests to Revolution Lighting Technologies, Inc., 177 Broad Street, Stamford, Connecticut 06901, Attention: Corporate Secretary. This Proxy Statement and the Form 10-K are also available on the Revolution website at www.rvlti.com under the “Investor Relations” tab.

BY ORDER OF THE BOARD OF DIRECTORS

March 22, 2018	Robert V. LaPenta
Chairman of the Board, Chief Executive Officer and President

APPENDIX A

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

(All share numbers herein give effect to the Company’s one-for-ten reverse stock split, effective as of March 10, 2016)

SECTION 1. Purpose of the Plan.

The Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”) is intended to promote the interests of the Company and its stockholders by encouraging Employees, Directors and Consultants of the Company and its Affiliates to acquire or increase their equity interests in the Company and to provide a means whereby they may develop a sense of proprietorship and involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to attract and retain the services of Persons essential for the growth and profitability of the Company.

SECTION 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Award” shall mean any Option, Share Appreciation Right, Restricted Share, Performance Award, Restricted Share Unit, Bonus Shares or Other Stock-Based Award.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the Board of Directors of the Company.

“Bonus Shares” shall mean an award of Shares granted pursuant to Section 6(f) of the Plan.

“Change in Control” shall mean the occurrence of any one of the following events:

(a)	any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) Robert V. LaPenta, Aston Capital, LLC or any of its Affiliates or affiliated funds, (iv) a company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting securities of the Company then outstanding

(b)	the consummation of any merger, reorganization, business combination or consolidation of the Company with or into any other entity or organization; provided, however, that a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company shall not be covered by this subparagraph (b);

(c)	the consummation of a sale, lease, transfer, conveyance or other disposition (including by merger or consolidation) by the Company in one or a series of related transactions, of all or substantially all of the Company’s assets, other than any such transaction if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

(d)	the Board approves a plan of complete liquidation or dissolution of the Company, except in connection with a transaction described in the proviso to subparagraph (b); or

(e)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a Director of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (i) an actual or threatened election contest (as such terms are used in Rule 14A-11 of Regulation 14A promulgated under the Exchange Act) with respect to the election or removal of Directors or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the Directors of the Board then comprising the Incumbent Board;

provided, that, with respect to the payment or settlement of any Award that is subject to Section 409A of the Code, solely to the extent that the occurrence of the event also constitutes a “change in control event” within the meaning of Treas. Reg. § 1.409A-3(i)(5)(i) (applying for such purpose the minimal thresholds permitted to be used under Treas. Reg. §§ 1.409A-3(i)(5)(v) and (vi) for a change in control event to occur).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board. Reference to the Committee shall refer to the Board if the Committee ceases to exist and the Board does not appoint a successor Committee.

“Company” shall mean Revolution Lighting Technologies, Inc. or any successor thereto that assumes and continues the Plan.

“Consultant” shall mean any individual, other than a Director or an Employee, who, or other Person that, renders bona fide consulting or advisory services to the Company or an Affiliate.

“Director” shall mean a member of the Board.

“Effective Date” means the date that the Plan is adopted by the Board.

“Employee” shall mean any employee of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, with respect to Shares, the closing sales price of a Share on the principal established national or regional securities exchange on which the Shares are readily traded as of the trading day immediately prior to the date of determination, or if the Shares are not readily traded on an established national or regional securities exchange, the average of the closing bid and ask prices for such a Share as of the trading day immediately prior to the date as of which such value is being determined (or if there is no trading in the Shares on such date, the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee), unless a different measure of Fair Market Value is determined by the Committee and in compliance with Section 409A or Section 422 of the Code, to the extent applicable. In the event the Shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee and in compliance with Section 409A or Section 422 of the Code, to the extent applicable.

“Incentive Stock Option” shall mean any Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

“Non-Qualified Stock Option” shall mean any Option that is not an Incentive Stock Option.

“Option” shall mean an option granted pursuant to Section 6(a) of the Plan. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options.

“Other Stock-Based Award” shall mean an award granted pursuant to Section 6(g) of the Plan that is not otherwise specifically provided for in the Plan, the value of which is based in whole or in part upon the value of a Share.

“Participant” shall mean any Employee, Director or Consultant granted an Award under the Plan.

“Performance Award” shall mean any right granted under Section 6(e) of the Plan.

“Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant of Awards and/or for Awards to vest and/or become exercisable or distributable.

“Person” shall mean an individual or a corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Restricted Period” shall mean any period established by the Committee with respect to an Award during which the Award remains subject to forfeiture, is not exercisable by the Participant.

“Restricted Share” shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(c) of the Plan.

“Restricted Share Unit” shall mean an Award of the right to receive Shares issued at the end of a Restricted Period (or subsequently) which is granted pursuant to Section 6(d) of the Plan.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

“Share Appreciation Right or “SAR” shall mean a share appreciation right granted pursuant to Section 6(b) of the Plan.

“Shares” shall mean shares of common stock of the Company, and such other securities or property as may become the subject of Awards under the Plan or into which Shares may be converted.

“Subsidiary” shall mean a “subsidiary corporation” (within the meaning of Section 424(f) of the Code) of the Company.

SECTION 3. Administration.

(a)	Committee. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board.

(b)	Authority. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) subject to compliance with applicable law, including, without limitation, Section 409A of the Code, determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)	Performance Goals. The Committee shall have the authority to grant Awards under the Plan that are contingent upon the achievement one or more Performance Goals. Such Performance Goals are to be specified in the relevant Award Agreement and may be based on such factors as the Committee may determine in its sole discretion. Performance Goals may be in respect of the performance of the Company, any of its Subsidiaries or Affiliates or any combination thereof on either a consolidated, business unit, departmental or divisional level. Performance Goals may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The business criteria upon which Performance Goals are based shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; acquisition expenses; stock-based compensation expenses and effects of divestitures. Any such criterion or combination of such criteria may apply to the participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify. A Performance Goal need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses.

(d)	Decisions Final; No Liability. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder of the Company and any Employee, Director or Consultant. No Director or member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder and the Directors and the members of the Committee shall be entitled to indemnification and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the full extent permitted by law.

(e)	Delegation. The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all or any part of its authority and powers under the Plan to one or more Directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power if prohibited by law, or if such delegation would cause the Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act (to the extent involving a person subject to Section 16(b) of the Exchange Act) or not to qualify for, or cease to qualify for, exemption under Section 162(m) of the Code (to the extent Awards are intended to qualify for such exemption).

SECTION	4. Shares Available for Awards.

(a)	Shares Available. Subject to adjustment as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 200,000, all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portion of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.

(b)	Sources of Shares Deliverable Under Awards. Shares delivered pursuant to an Award may be authorized and unissued Shares or treasury Shares. No fractional Shares shall be issued under the Plan; payment for any fractional Shares shall be made in cash.

(c)	Adjustments. In the event that the Committee determines that any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the maximum number and type of Shares (or other securities or property) that may be issued under the Plan, (ii) the maximum aggregate number and type of Shares (or other securities or property) subject to the individual Award limits pursuant to Section 4(d), (iii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iv) the grant, exercise or base price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, the Committee shall not take any action otherwise authorized under this subparagraph (c) to the extent that such action would result in a violation of Section 409A of the Code should either or both of those Code sections apply to the Award.

(d)	Limit on Individual Awards. Subject to adjustment as provided in Section 4(c), the maximum aggregate number of Shares which shall be available for the grant of Options and SARs to any one individual under the Plan during any calendar year shall be limited to 50,000 Shares. Subject to adjustment as provided in Section 4(c), the maximum number of Shares subject to Awards (other than Options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be paid to any one individual based on the achievement of Performance Goals established by the Committee for any calendar year is 30,000 Shares, or if such award is payable in cash, $750,000. In the case of multi-year performance periods, the amount which is paid for any one calendar year of the performance period is the amount paid for the performance period divided by the number of calendar years in the period. The limitations in this Section 4(d) shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

SECTION 5. Eligibility.

Any Employee, Director or Consultant shall be eligible to be designated a Participant and receive an Award under the Plan; provided, however, that (i) only Employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options, and (ii) only Awards of Non-Qualified Stock Options and Restricted Shares may be granted to Consultants that are not individuals.

SECTION 6. Awards.

Subject to Section 5,

(a)	Options. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom (or which) Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions (including Performance Goals), as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value per Share as of the date of grant. However, any Incentive Stock Option granted to any Employee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall have an exercise price per Share that is not less than 110% of Fair Market Value per Share as of the date of the grant.

(ii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, check acceptable to the Company, Shares already owned for more than six months, outstanding Awards, other securities or other property, or any combination thereof or any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made.

(iii)	Expiration Date. Each Option shall expire no later than the tenth anniversary of its date of grant; provided, however, that the expiration date of an Incentive Stock Option granted to any Employee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall not be later than the fifth anniversary of its date of grant.

(b)	Share Appreciation Rights. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom SARs shall be granted (provided, however, that any tandem SAR (i.e., a SAR granted in tandem with an Option) related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted), the number of Shares to be covered by each SAR, the base price therefor and the conditions and limitations applicable to the exercise of the SAR, including the following terms and conditions and such additional terms and conditions (including Performance Goals), as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i)	Base Price. Each SAR grant shall specify the base price at which the SAR may be exercised with respect to a Share. The base price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. In addition, the base price with respect to Shares subject to a tandem SAR shall be the same as the Exercise Price with respect to the Shares subject to the related Option.

(ii)	Time of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part.

(iii)	Expiration Date. Each SAR shall expire no later than the tenth anniversary of its date of grant; provided, however, that the expiration date with respect to a tandem SAR shall not be later than the expiration date of the related Option.

(iv)	Payment of SAR Amount. Unless otherwise specified in the Award Agreement, a SAR may be exercised (a) by the Participant’s delivery of a written notice of exercise to the Corporate Secretary of the Company (or his or her designee) setting forth the number of whole SARs which are being exercised, (b) in the case of a tandem SAR, by surrendering to the Company any Options which are cancelled by reason of the exercise of such SAR, and (c) by executing such documents as the Company may reasonably request. Except as otherwise provided in the relevant Award Agreement, upon exercise of a SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the amount by which the Fair Market Value of a Share on the date of exercise exceeds the base price specified in the Award Agreement pertaining to such SAR; by (ii) the number of Shares with respect to which the SAR is exercised.

(v)	Payment Upon Exercise of SAR. Payment to a Participant upon the exercise of the SAR shall be made, as determined by the Committee in its sole discretion, either (a) in cash, (b) in Shares with a Fair Market Value equal to the amount of the payment or (c) in a combination thereof, as set forth in the applicable Award Agreement.

(c)	Restricted Shares. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom (or which) Restricted Shares shall be granted, the number of Restricted Shares to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions, including Performance Goals, if any, under which if not achieved, the Restricted Shares may be forfeited to the Company, and the other terms and conditions of such Awards.

(i)	Voting Rights. During the Restricted Period, Participants holding Restricted Shares may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

(ii)	Dividends and Other Distributions. During the Restricted Period, Participants holding Restricted Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

(iii)	Registration. Any Restricted Share may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a Share certificate or certificates. In the event any Share certificate is issued in respect of Restricted Share granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Share. Unless the Committee determines otherwise, Restricted Shares shall be held by the Company as escrow agent during the applicable Restricted Period, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Restricted Shares in the event such Award is forfeited in whole or part.

(iv)	Forfeiture and Restrictions Lapse. Except as otherwise determined by the Committee or the terms of the Award that granted the Restricted Share, upon termination of a Participant’s employment or other service for any reason during the applicable Restricted Period, all Restricted Shares shall be forfeited by the Participant and reacquired by the Company. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Shares promptly after the applicable restrictions have lapsed or otherwise been satisfied.

(v)	Transfer Restrictions. During the Restricted Period, Restricted Shares will be subject to the limitations on transfer as provided in Section 6(h)(ii).

(d)	Restricted Share Units. The Committee shall have the authority to grant Awards of Restricted Share Units to Participants upon such terms and conditions as the Committee may determine.

(i)	Terms and Conditions. Each Restricted Share Unit Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to a specified number of Shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period or other period set by the Committee of such conditions, including Performance Goals, if any, as the Committee may specify at the date of grant. During the Restricted Period and until such Shares are issued to the Participant, the Participant shall not have any rights of ownership in the Shares covered by a Restricted Share Unit Award and shall not have any right to vote such Shares.

(ii)	Dividend Equivalents. Any Restricted Share Units Award may provide that an equivalent amount equal to any dividends or other distributions made by the Company during the Restricted Period with respect to Shares deliverable pursuant to an Award be credited in a cash bookkeeping account (without interest) or that equivalent additional Restricted Share Units be awarded, which account or Shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

(e)	Performance Awards. The Committee shall have the authority to determine the Participants who shall receive a Performance Award, which shall be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment of such Award, in whole or in part, upon the achievement of such Performance Goals during such performance periods as the Committee shall establish with respect to the Award.

(i)	Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

(ii)	Payment of Performance Awards. Performance Awards, to the extent earned, shall be paid (in cash and/or in Shares, in the sole discretion of the Committee) following the close of the performance period. Payment described in the immediately preceding sentence shall be made by the later of (i) the date that is 2 1/2 months after the end of the Participant’s first taxable year in which the Performance Award is earned and payable under the Plan and (ii) the date that is 2 1/2 months after the end of the Company’s first taxable year in which the Performance Award is earned and payable under the Plan, and such payment shall not, except to the extent permitted by Section 409A of the Code, be subject to any election by the Participant to defer the payment to a later period.

(iii)	General. Performance Goals shall be designed to be objective and shall be substantially uncertain at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one Performance Goal or that two or more of the Performance Goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance Goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

(iv)	Performance Period Timing for Establishing Performance Goals. Achievement of Performance Goals shall be measured over a performance period of not less than six months and not more than ten years, as specified by the Committee. Performance Goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such later date as may be determined by the Committee with respect to Performance Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code

(v)	Written Determinations. All determinations by the Committee as to the establishment of Performance Goals, the amount of any Performance Award, and the achievement of Performance Goals relating to Performance Awards shall be made in a written agreement or other document covering the Performance Award.

(f)	Bonus Shares. The Committee shall have the authority, in its discretion, to grant Bonus Shares to Participants. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, with or without other payment therefor, as additional compensation for the Participant’s services to the Company.

(g)	Other Stock-Based Awards. The Committee may develop sub-plans and may also grant to Participants an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Plan, including, but not limited to, Awards designed to comply with or take advantage of applicable local laws of jurisdictions outside of the United States. Subject to the terms of the Plan, including the Performance Goals, if any, applicable to such Award, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

(h)	General Provisions applicable to all Awards.

(i)	Awards May Be Granted Separately or Together. Subject to Section 5, Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. No Award shall be issued in tandem with another Award if the tandem awards would result in adverse tax consequences under Section 409A of the Code. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(ii)	Limits on Transfer of Awards.

(A)	Except as provided in (C) below, each Option and each SAR granted to a Participant who is an individual shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding anything in the Plan to the contrary, an Award of Non-Qualified Stock Options shall be transferable pursuant to a domestic relations order.

(B)	Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(C)	Notwithstanding anything in the Plan to the contrary, to the extent specifically provided by the Committee with respect to a grant, an Award of Non-Qualified Stock Options may be transferred to immediate family members or related family trusts, or similar entities on such terms and conditions as the Committee may establish.

(iii)	Stock Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(i)	Special Provisions applicable to Section 162(m) Awards. Awards (other than Options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code shall be subject to the following additional terms and conditions:

(i)	Objective Performance Goal and Business Criteria. The grant, vesting, payment and/or settlement of the Award shall be subject to the attainment of objective Performance Goals based on one or more of the following business criteria: (a) revenue, (b) earnings per Share, (c) net income per Share, (d) Share price, (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before interest, taxes, depreciation and amortization, (k) sales, (l) total stockholder return relative to assets, (m) total stockholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) employee satisfaction, (s) gross margin, (t) revenue growth, or (u) any combination of the foregoing for the Performance Period.

(ii)	Establishment. The Committee shall establish the Performance Goals in writing within 90 days following the commencement of the applicable performance period, or such earlier time as prescribed by Section 162(m) of the Code or regulations thereunder.

(iii)	Limitation on Committee Discretion. The Committee may not increase the amounts payable pursuant to any Award or waive the achievement of the applicable Performance Goals, except as the Committee may provide in a particular Award’s Award Agreement for certain events, including but not limited to death, disability, or a change in ownership or control of the Company.

(iv)	Certification. Prior to the payment or settlement of any Award, the Committee shall certify in writing as prescribed by Section 162(m) of the Code or the regulations thereunder that the applicable Performance Goals were achieved.

(v)	Other Restrictions. The Committee shall have the authority to impose such other restrictions as it may deem necessary or appropriate to ensure that such Awards meet the requirements for “performance based compensation” under Section 162(m) of the Code.

SECTION 7. Amendment and Termination.

(a)	Amendments to the Plan. The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, no such amendment may be made without stockholder approval to the extent that such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange or market on which the Shares are listed. Notwithstanding the foregoing, the Committee may, but shall not be required to, amend or modify any Award to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. The Company intends to administer the Plan and all Awards granted thereunder in a manner that complies with Code Section 409A, however, the Company shall not be responsible for any additional tax imposed pursuant to Code Section 409A, nor will the Company indemnify or otherwise reimburse Participant for any liability incurred as a result of Code Section 409A. Notwithstanding anything in the Plan to the contrary and subject to Section 4(c), without the approval of stockholders of the Company, no amendment and no substitution or exchange of an outstanding Option or SAR, including any cancellation, buyout or surrender, shall reduce the exercise price of any outstanding Option or the base price of any outstanding SAR to an amount less than the Fair Market Value of a share at the date of grant of the outstanding award.

(b)	Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change in any Award shall, except as provided in Section 7(c), materially reduce the benefit to Participant without the consent of such Participant.

(c)	Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding the foregoing, in no event shall the Committee make any adjustment pursuant to this subsection (c) to Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code if such adjustment would cause the Awards to cease to so qualify.

SECTION 8. Corporate Events.

Notwithstanding anything to the contrary set forth in the Plan, in the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation and/or other property, including cash; (iii) a Change in Control; or (iv) a liquidation, dissolution or winding up of the Company (each, a “Corporate Event”), the Committee may, in its sole discretion (without Participant consent):

(a)	provide for the continuation, assumption or substitution of Awards in connection with such Corporate Event, in which case, such Awards shall be subject to adjustment pursuant to Section 4(c) above;

(b)	accelerate the vesting of any or all Awards, subject to the consummation of such Corporate Event; or

(c)	cancel any or all vested and/or unvested Awards as of the consummation of such Corporate Event, and provide that holders of Awards so cancelled (including unvested Awards) will receive a payment in respect of cancellation of their Awards based on the amount of the per Share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of Options and SARs, the applicable exercise price or base price; provided, however, that (i) (1) holders of Options and SARs shall only be entitled to consideration in respect of cancellation of such Awards if the per Share consideration less the applicable exercise price or base price is greater than zero, and (2) with respect to Awards subject to performance-based vesting, all performance goals and other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met; and (ii) the time or schedule of any payment of any Award that is subject to Section 409A of the Code may only be accelerated pursuant to this Section 8(c) to the extent permitted by Treas. Reg. Sec. 1.409A-3(j)(4)(ix).

Payments to holders pursuant to subsection (c) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a holder of an Award to receive property, cash or securities (or a combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable exercise price or base price).

SECTION 9. General Provisions.

(a)	No Rights to Awards. No Employee, Director, Consultant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)	Forfeiture and Repayment. Notwithstanding any other provision of the Plan, any incentive-based compensation otherwise payable or paid to a Participant (including a former Participant) shall be forfeited and/or repaid to the Company as may be required by applicable law or stock exchange listing conditions or pursuant to any applicable regulatory requirement or Company clawback policy in effect from time to time.

(c)	Withholding. The Company or any Affiliate is authorized to withhold at the minimum statutory rate from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable federal, state or local taxes payable in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In addition, the Committee may provide, in an Award Agreement, that the Participant may direct the Company to satisfy such Participant’s minimum tax obligation through the “constructive” tender of already-owned Shares or the withholding of Shares otherwise to be acquired upon the exercise or payment of such Award.

(d)	No Right to Employment or Other Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or other service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or other service free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)	Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

(f)	Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)	No Trust or Fund Created. Neither the Plan nor the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

(h)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)	Compliance with Laws. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act and the rules and regulations thereunder. Finally, no Shares shall be issued and delivered under the Plan, unless the issuance and delivery of those Shares shall comply with all relevant regulations and any registration, approval or action thereunder.

(j)	Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(k)	No Guarantee of Tax Consequences. None of the Board, the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

SECTION 10. Effective Date.

Subject to approval of the Plan by the stockholders of the Company within 12 months of the date it is adopted by the Board, the Plan will become effective as of the Effective Date.

SECTION 11. Term of the Plan.

Unless earlier terminated pursuant to Section 7, the Plan shall terminate on, and no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such expiration or termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such expiration or termination date.

AMENDMENT NO. 1

TO

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

Effective as of May 12, 2014

WHEREAS, Revolution Lighting Technologies, Inc. (the “Company”) sponsors and maintains the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”),

WHEREAS, the Company reserved 200,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for issuance under the Plan;

WHEREAS, the Company’s Board of Directors (the “Board”) previously approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 200,000 to 300,000 shares;

WHEREAS, Section 7 of the Plan reserves to the Board, the right to amend the Plan at any time and from time to time;

NOW, THEREFORE, effective as of the date hereof, Section 4(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

“(a) Shares Available. Subject to adjustments as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 300,000 all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portions of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.”

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

The undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board and the Company’s Stockholders effective as of the date first written above.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President and CFO

AMENDMENT NO. 2

TO

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

Effective as of May 11, 2015

WHEREAS, Revolution Lighting Technologies, Inc. (the “Company”) sponsors and maintains the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”),

WHEREAS, the Company reserved 200,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for issuance under the Plan;

WHEREAS, the Company previously executed an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 200,000 to 300,000 shares;

WHEREAS, the Company’s Board of Directors (the “Board”) previously approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 300,000 to 600,000 shares;

WHEREAS, Section 7 of the Plan reserves to the Board, the right to amend the Plan at any time and from time to time;

NOW, THEREFORE, effective as of the date hereof, Section 4(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

“(a) Shares Available. Subject to adjustments as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 600,000 all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portions of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.”

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

The undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board and the Company’s Stockholders effective as of the date first written above.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President and CFO

AMENDMENT NO. 3

TO

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

Effective as of May 12, 2016

WHEREAS, Revolution Lighting Technologies, Inc. (the “Company”) sponsors and maintains the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”),

WHEREAS, the Company reserved 200,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for issuance under the Plan;

WHEREAS, the Company previously executed amendments to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 200,000 to 600,000 shares;

WHEREAS, the Company’s Board of Directors (the “Board”) previously approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 600,000 to 1,100,000 shares and increase the number of shares that may be issued to an individual for the achievement of performance goals from 30,000 to 75,000 per calendar year;

WHEREAS, Section 7 of the Plan reserves to the Board, the right to amend the Plan at any time and from time to time;

NOW, THEREFORE, effective as of the date hereof, Sections 4(a) and 4(d) of the Plan are hereby amended and restated in their entirety, to read as follows:

“(a) Shares Available. Subject to adjustments as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 1,100,000 all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portions of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.”

(d) Limit on Individual Awards. Subject to adjustment as provided in Section 4(c), the maximum aggregate number of Shares which shall be available for the grant of Options and SARs to any one individual under the Plan during any calendar year shall be limited to 50,000 Shares. Subject to adjustment as provided in Section 4(c), the maximum number of Shares subject to Awards (other than Options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be paid to any one individual based on the achievement of Performance Goals established by the Committee for any calendar year is 75,000 Shares, or if such award is payable in cash, $750,000. In the case of multi-year performance periods, the amount which is paid for any one calendar year of the performance period is the amount paid for the performance period divided by the number of calendar years in the period. The limitations in this Section 4(d) shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

The undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board and the Company’s Stockholders effective as of the date first written above.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Robert V. LaPenta
Name:	Robert V. LaPenta
Title:	Chairman of the Board, CEO and President

AMENDMENT NO. 4

TO

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

Effective as of May 2, 2017

WHEREAS, Revolution Lighting Technologies, Inc. (the “Company”) sponsors and maintains the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”),

WHEREAS, the Company reserved 200,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for issuance under the Plan;

WHEREAS, the Company previously executed amendments to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 200,000 to 1,100,000 shares;

WHEREAS, the Company’s Board of Directors (the “Board”) previously approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 1,100,000 to 1,600,000 shares.

WHEREAS, Section 7 of the Plan reserves to the Board, the right to amend the Plan at any time and from time to time;

NOW, THEREFORE, effective as of the date hereof, Section 4(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

“(a) Shares Available. Subject to adjustments as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 1,600,000 all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portions of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.”

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

The undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board and the Company’s Stockholders effective as of the date first written above.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Robert V. LaPenta
Name:	Robert V. LaPenta
Title:	Chairman of the Board, CEO and President

AMENDMENT NO. 5

TO

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

Effective as of [-], 2018*

WHEREAS, Revolution Lighting Technologies, Inc. (the “Company”) sponsors and maintains the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”),

WHEREAS, the Company reserved 200,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for issuance under the Plan;

WHEREAS, the Company previously executed amendments to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 200,000 to 1,600,000 shares;

WHEREAS, the Company’s Board of Directors (the “Board”) previously approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 1,600,000 to 2,600,000 shares; and

WHEREAS, Section 7 of the Plan reserves to the Board, the right to amend the Plan at any time and from time to time;

NOW, THEREFORE, effective as of the date hereof, Section 4(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

“(a) Shares Available. Subject to adjustments as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 2,600,000 all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portions of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.”

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

The undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board and the Company’s Stockholders effective as of the date first written above.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:
Name:	Robert V. LaPenta
Title:	Chairman of the Board, CEO and President

*	Amendment No. 5 effective date shall be the date stockholder approval is obtained.

REVOLUTION LIGHTING TECHNOLOGIES, INC. 177 BROAD STREET, 12TH FLOOR STAMFORD, CT 06901 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Robert V. LaPenta 02 James A. DePalma 03 William D. Ingram 04 Dennis McCarthy 05 Stephen G. Virtue The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm 0 0 0 for the fiscal year ending December 31, 2018. 3 Amendment No. 5 to the Company’s 2013 Stock Incentive Plan to increase the number of authorized shares under 0 0 0 the Plan by 1,000,000 shares. NOTE: There may be other business as may properly come before the meeting or any adjournment thereof. . 17 . 1 . 0 R1 1 _ Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or 0000364924 partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Proxy Statement is available at www.proxyvote.com REVOLUTION LIGHTING TECHNOLOGIES, INC. Annual Meeting of Stockholders May 1, 2018 12:00 Noon This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Robert V. LaPenta and James A. DePalma, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of REVOLUTION LIGHTING TECHNOLOGIES, INC. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 Noon, EDT on May 1, 2018, at the Corporate Headquarters, 177 Broad Street, Stamford, CT 06901, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. R1.0.1.17 _ 2 0000364924 Continued and to be signed on reverse side